UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OF THE

SECURITIES ACT OF 1934

PETROGAS COMPANY
(Exact name of registrant as specified in its charter)

NEVADA	98-1153516
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

2800 Post Oak Boulevard, Suite 4100, Houston TX	77056
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be registered	Name of each exchange on which each class is to be registered
None	None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. ☐

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. ☒

If this form relates to the registration of a class of securities concurrently with a Regulation A offering, check the following box. ☐

Securities Act registration statement or Regulation A file number pursuant to which this form relates: 333-196409 (If applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock par value $.001

(Title of Class)

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered.

The description of the Common Stock, par value $0.001, of the Registrant set forth under the caption “Description of Securities” in the Registrant’s Registration Statement on Form S-1 (File No. 333-196409), as amended (the “Registration Statement”), filed under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission (the “Commission”) on May 30, 2014.

Item 2. Exhibits.

The following exhibits are filed as a part of this Registration Statement:

EXHIBIT NUMBER	DESCRIPTION

3.1	Articles of Incorporation as Amended (filed herewith)

3.2	By-Laws incorporated by reference to Exhibit 3.2 to the Registrant’s registration statement on Form S-1 filed with the SEC on May 20, 2014, file number 333-196409.

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SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PETROGAS COMPANY

Dated: May 24, 2019	By:	/s/ Huang Yu
Huang Yu
President and Director

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